SEI TAX EXEMPT TRUST

Short-Duration Municipal Bond Fund
(the "Fund")

Supplement Dated August 30, 2024
to the Class F Shares, dated December 30, 2023, and Class Y Shares Prospectus, dated
December 30, 2023, as amended on April 5, 2024 (the "Prospectuses")

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, S. Kenneth Leech no longer serves as a portfolio manager for Western Asset Management Company, LLC, a sub-adviser to the Fund. As such, all references to S. Kenneth Leech are hereby deleted from the Prospectuses. Additionally, Michael Buchanan and Ryan Brist are now portfolio managers for Western Asset Management Company, LLC.

In the Fund Summary of the Fund, under the heading titled "Management," in the table under the sub-heading titled "Sub-Advisers and Portfolio Managers," in the row titled "Western Asset Management Company, LLC," the following text is hereby added in the appropriate alphabetical order thereof:

Portfolio Manager	Experience with the Fund	Title with Adviser
Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer, Portfolio Manager
Ryan K. Brist, CFA	Since 2024	Head of Global Investment Grade Credit/Portfolio Manager

Under the section titled "Investment Adviser," the paragraph related to Western Asset Management Company, LLC is hereby deleted and replaced with the following:

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Short Duration Municipal Fund. A team of investment professionals dedicated to municipals and led by Robert E. Amodeo, CFA, John C. Mooney, CFA, David T. Fare, CFA, and Ryan K. Brist, CFA manage the portion of the Short Duration Municipal Fund's assets allocated to Western Asset. As Chief Investment Officer, Michael C. Buchanan, CFA is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Amodeo, Mooney, and Fare are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Buchanan, Amodeo, Mooney and Fare joined Western Asset as Portfolio Managers in 2005, and Mr. Brist joined Western Asset as a Portfolio Manager in 2009.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1540 (08/24)